As filed with the Securities and Exchange Commission on February 3, 2023

Registration No. 333-265240

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to

FORM S-1

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

MARS ACQUISITION CORP.

(Exact name of registrant as specified in its constitutional documents)

Cayman Islands	6770	n/a
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY (10036)

Tel: +1-888-622-1218

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Karl Brenza
Chief Executive Officer
Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY (10036)

Tel: +1-888-622-1218

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Fang Liu, Esq. Bin Hu Karg, Esq. VCL Law LLP 1945 Old Gallows Road, Suite 630 Vienna, VA 22182 Telephone: (703) 919-7285	Alexander McClean, Esq. Christopher Murillo, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, NY 14604 Telephone: (585) 232-6500 Facsimile: (585) 232-2152

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒

EXPLANATORY NOTE

This Amendment No. 3 to Form S-1 (Amendment No. 3) is being filed solely for the purpose of filing Exhibit 1.1 to this registration statement on Form S-1, or the Registration Statement, and to amend and restate the exhibit index set forth in Part II of the Registration Statement. No changes have been made to the Registration Statement other than this explanatory note as well as revised versions of the cover page and exhibit index of the Registration Statement. This Amendment No. 3 does not contain copies of the public offering prospectus or resale prospectus included in the Registration Statement which remains unchanged from the Registration Statement, filed on January 27, 2023. This Amendment No. 3 consists only of the facing page, this explanatory note, the signature pages to the Registration Statement, the exhibit index and the filed exhibits.

Item 16. Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description
1.1*	Form of Underwriting Agreement
3.1**	Memorandum and Articles of Association
3.2**	Form of Amended and Restated Memorandum and Articles of Association
4.1**	Specimen Unit Certificate
4.2**	Specimen Ordinary Share Certificate
4.3**	Specimen Right Certificate
4.4**	Form of Right Agreement between Continental Stock Transfer & Trust Company, LLC and the Registrant
5.1**	Opinion of Ogier
5.2**	Opinion of VCL Law LLP
10.1**	Form of Letter Agreement among the Registrant and its officers, directors, and Mars Capital Holding Corporation
10.2**	Promissory Note, dated July 20, 2021, issued to Mars Capital Holding Corporation (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022)
10.3**	Amendment No. 1 to the Promissory Note, dated April 20, 2022 (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022)
10.4**	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company, LLC and the Registrant
10.5**	Form of Registration Rights Agreement between the Registrant and certain security holders
10.6**	Form of Securities Subscription Agreement between the Registrant, Mars Capital Holding Corporation, officers and directors (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022)
10.7**	Form of Private Placement Units Purchase Agreement between the Registrant and Mars Capital Holding Corporation
10.8**	Form of Indemnity Agreement (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022)
14**	Form of Code of Ethics (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022).
23.1**	Consent of Freed Maxick CPAs, P.C.
23.2**	Consent of Ogier (included in Exhibit 5.1).
23.3**	Consent of VCL Law LLP (included in Exhibit 5.2).
24**	Power of Attorney (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022)
99.1**	Form of Audit Committee Charter (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022).
99.2**	Form of Nominating Committee Charter (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022).
99.3**	Form of Compensation Committee Charter (incorporated herein by reference to the Company Form S-1 filed with the Securities and Exchange Commission on May 26, 2022).
107**	Filing Fee Table

* Filed herewith.

** Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 3rd day of February, 2023.

MARS ACQUISITION CORP.

By:	/s/ Karl Brenza
Name:	Karl Brenza
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Karl Brenza	Chief Executive Officer (Principal executive officer) and Director	February 3, 2023
Karl Brenza

/s/ Karl Brenza	Chief Financial Officer (Principal financial and accounting officer)	February 3, 2023
Karl Brenza

/s/ Xiaochen (Iris) Zhao	Chief Operating Officer	February 3, 2023
Xiaochen (Iris) Zhao

/s/ Shanchun Huang	Chairman	February 3, 2023
Shanchun Huang

/s/ Xin (Adam) He	Independent Director	February 3, 2023
Xin (Adam) He

/s/ Yenyou (Jeff) Zheng	Independent Director	February 3, 2023
Yenyou (Jeff) Zheng

/s/ James Jenkins	Independent Director	February 3, 2023
James Jenkins

/s/ Yang (Sean) Liu	Independent Director	February 3, 2023
Yang (Sean) Liu